UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

October 28, 2003

Date of Report (Date of earliest event reported)

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-22167

(Commission File Number)

74-2806888

(IRS Employer Identification No.)

4601 College Boulevard

Leawood, Kansas 66211

(Address of principal executive offices)

(913) 327-4600

(Registrant’s telephone number, including area code)

Item 7 — Exhibits

Exhibit 99.1: Press Release

Exhibit 99.2: Investor Slide Presentation

Item 12 — Results of Operations and Financial Condition

On October 28, 2003, Euronet Worldwide, Inc. (the “Euronet”) issued the press release attached as Exhibit 99.1 and presented the slide presentation attached as Exhibit 99.2.

This Current Report on Form 8-K as well as the earnings press release and investor slide presentation attached as Exhibits hereto are being furnished by Euronet Worldwide, Inc. pursuant to Item 12 of Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

/s/ Rick L. Weller

Chief Financial Officer

Date: October 28, 2003

Index to Exhibits

Exhibit 99.1: Press Release

Exhibit 99.2: Investor Slide Presentation.